                                                                   EXHIBIT 10.14

                         CONTINUUS SOFTWARE CORPORATION

                         --------------------------------

                            STOCK PURCHASE AGREEMENT

                         --------------------------------


                                  MAY 30, 1996

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
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                                TABLE OF CONTENTS

                                                                                          PAGE

SECTION 1 - SALE OF STOCK....................................................................1

          1.1 Sale of Stock..................................................................1
          1.2 Closing Date...................................................................1
          1.3 Delivery.......................................................................2

SECTION 2 - REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................2

          2.1 Organization and Standing......................................................2
          2.2 Corporate Power................................................................2
          2.3 Subsidiaries...................................................................2
          2.4 Capitalization.................................................................2
          2.5 Authorization..................................................................3
          2.6 Contracts and Other Commitments................................................4
          2.7 Compliance with Other Instruments, etc.........................................4
          2.8 Related-Party Transactions.....................................................4
          2.9 Litigation, etc................................................................5
          2.10 Registration Rights...........................................................5
          2.11 Permits.......................................................................5
          2.12 Governmental Consent, etc.....................................................5
          2.13 Returns and Complaints........................................................6
          2.14 Disclosure....................................................................6
          2.15 Offering......................................................................6
          2.16 Financial Statements..........................................................6
          2.17 Business Plan.................................................................6
          2.18 Liabilities...................................................................7
          2.19 Changes.......................................................................7
          2.20 Title to Properties and Assets; Liens, etc....................................8
          2.21 Patents and Trademarks........................................................8
          2.22 Distribution and Marketing Rights.............................................9
          2.23 Tax Returns...................................................................9
          2.24 Employees.....................................................................9
          2.25 Proprietary Information and Inventions Agreement.............................10
          2.26 No Defaults..................................................................10
          2.27 Insurance....................................................................10
          2.28 Brokers or Finders...........................................................11
          2.29 Environmental and Safety Laws................................................11
          2.30 Minute Books.................................................................11
          2.31 Real Property Holding Corporation............................................11
          2.32 No Dividends.................................................................11
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                                       i.

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                                      TABLE OF CONTENTS
                                                                                          PAGE
SECTION 3 - INVESTMENT REPRESENTATIONS......................................................11

          3.1 Accredited Investor...........................................................11
          3.2 Experience....................................................................11
          3.3 Investment....................................................................12
          3.4 Rule 144......................................................................12
          3.5 No Public Market..............................................................12

SECTION 4 - CONDITIONS TO CLOSING OF PURCHASERS.............................................13

          4.1 Representations and Warranties................................................13
          4.2 Covenants.....................................................................13
          4.3 No Material Adverse Change....................................................13
          4.4 Securities Laws...............................................................13
          4.5 Compliance Certificate........................................................13
          4.6 Opinion of Counsel............................................................13
          4.7 Amendment to Investors' Rights Agreement......................................13
          4.8 Amendment to the Co-Sale Agreement............................................14
          4.9 Board of Directors............................................................13
          4.10 Proceedings and Documents....................................................14

SECTION 5 - CONDITIONS TO CLOSING OF COMPANY................................................14

          5.1 Representations and Warranties................................................14
          5.2 Covenants.....................................................................14
          5.3 Securities Laws...............................................................14
          5.4 Promissory Notes................................................................

SECTION 6 - AFFIRMATIVE COVENANTS OF THE COMPANY............................................14

          6.1 Proprietary Information Agreement.............................................14

SECTION 7 - MISCELLANEOUS...................................................................15

          7.1 Governing Law.................................................................15
          7.2 Survival......................................................................15
          7.3 Successors and Assigns........................................................15
          7.4 Entire Agreement..............................................................15
          7.5 Notices, etc..................................................................15
          7.6 Expenses......................................................................15
          7.7 Counterparts..................................................................15
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                                      ii.
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                                         TABLE OF CONTENTS
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
          7.8 Severability..................................................................16
          7.9 Separability..................................................................16
          7.10 California Corporate Securities Law..........................................16
          7.11 Approval of Amendments and Waivers...........................................16


                                      iii.

                         CONTINUUS SOFTWARE CORPORATION

                            STOCK PURCHASE AGREEMENT



        THIS STOCK PURCHASE AGREEMENT is made as of May 30, 1996, by and between Continuus Software Corporation, a California corporation (the "COMPANY"), with its principal office at 108 Pacifica, 2nd Floor, Irvine, California, 92718-3332 and the Purchasers (the "PURCHASERS") listed on the Schedule of Purchasers attached hereto as Exhibit A (the "SCHEDULE OF PURCHASERS").

        WHEREAS, the Company has authorized the issuance and sale of (i) up to 957,144 shares of its Series D Preferred Stock (the "SHARES") pursuant to this Agreement having the rights, preferences, privileges and restrictions set forth in the Amended and Restated Articles of Incorporation of the Company in the form attached to this Agreement as Exhibit B (the "RESTATED ARTICLES") and (ii) Warrants (the "WARRANTS") to purchase up to 587,618 shares of Common Stock of the Company (the "WARRANT SHARES") in the form attached as Exhibit C hereto.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

                                1. SALE OF STOCK

        1.1. SALE OF STOCK. Subject to the terms and conditions hereof, each Purchaser agrees, severally, to purchase from the Company and the Company agrees to sell and issue to each Purchaser (i) the number of Shares set forth opposite such Purchaser's name on the Schedule of Purchasers at a purchase price of $2.10 per Share and (ii) a Warrant to purchase the number of Warrant Shares set forth opposite each Purchaser's name on the Schedule of Purchasers at a purchase price of $0.01 per Warrant Share.

        1.2. CLOSING DATE. The purchase and sale of the Shares hereunder shall take place at the law offices of Cooley Godward Castro Huddleson & Tatum, 4365 Executive Drive, Suite 1100, San Diego, California 92121. The closing of such purchase and sale hereunder (the "Closing") shall be held on the date of this Agreement or at such other time upon which the Company and a majority of the Purchasers shall agree.

        1.3. DELIVERY. At the Closing, the Company will deliver to each Purchaser a certificate representing the Shares being purchased at the Closing by such Purchaser and a Warrant to purchase the number of Warrant Shares as set forth opposite such Purchaser's name in the Schedule of Purchasers against payment of the aggregate purchase price therefor by (i) check payable to the order of the Company, (ii) wire transfer of immediately available funds and/or
(iii) cancellation of indebtedness, as indicated on the Schedule of Purchasers.

                2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Schedule of Exceptions attached hereto as Exhibit D, the Company hereby represents and warrants to each Purchaser as follows:

        2.1. ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has all requisite corporate power to own and operate its assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is not required to qualify to do business as a foreign corporation in any jurisdiction outside of the State of California.

        2.2. CORPORATE POWER. The Company has all requisite legal and corporate power to execute and deliver this Agreement, the Fourth Amendment to the Investors' Rights Agreement and the Amendment to the Co-Sale Agreement in substantially the forms attached hereto as Exhibits E and F (this Agreement, the Fourth Amendment to the Investors' Rights Agreement and the Amendment to the Co-Sale Agreement are hereinafter collectively referred to as the "AGREEMENTS"), to sell and issue the Shares under this Agreement, to issue the Common Stock issuable upon conversion of the Shares and to issue the Warrant Shares upon the exercise of the Warrants and to carry out and perform its obligations under the terms of the Agreements, including all exhibits and schedules hereto and thereto.

        2.3. SUBSIDIARIES. The Company does not own or control, directly or indirectly, any interest in any other corporation, association or business entity.

        2.4. CAPITALIZATION. The authorized capital stock of the Company consists of 39,642,156 shares of Common Stock, of which 3,922,346 shares will be issued and outstanding immediately following the Closing, and 10,357,844 shares of Preferred Stock, 6,072,523 which are designated Series A Preferred Stock, all of which will be issued and outstanding immediately following the Closing, 1,195,809 of which are designated Series B Preferred Stock, all of which will be issued and outstanding immediately following the Closing, 2,132,368 of which are designated Series C Preferred Stock, 1,980,950 of which will be issued and outstanding immediately following the

Closing and 957,144 of which are designated Series D Preferred Stock, all of which will be issued and outstanding immediately following the Closing. No other shares of capital stock or other voting securities of the Company are outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The Shares have the rights, preferences and privileges set forth in the Restated Articles. The Company has reserved: (i) 4,150,000 shares of its Common Stock for issuance pursuant to the Company's Stock Option Plan (the "OPTION PLAN"), 2,809,938 shares of which are subject to outstanding Incentive Stock Options, 229,000 shares of which are subject to the Non-Qualified Stock Option Agreements dated March 4, 1994, by and between the Company and Fred Cox and Sol Zechter, and 973,793 shares of which are available for future grants under the Option Plan,
(ii) 1,908,397 shares of Common Stock issuable upon exercise of outstanding warrants dated December 29, 1994 and 587,618 shares of Common Stock issuable upon exercise of the Warrants (collectively, the "COMMON STOCK WARRANTS") and
(iii) 42,000 shares of Series A Preferred Stock and 151,418 shares of Series C Preferred Stock issuable upon exercise of outstanding warrants and such shares of Common Stock issuable upon the conversion of such Series A Preferred Stock and Series C Preferred Stock (the "PREFERRED STOCK WARRANT") (the shares issuable pursuant to the Option Plan, the Common Stock Warrants, the Warrants and the Preferred Stock Warrant are hereinafter referred to as the "RESERVED SHARES"). Except for (i) the transactions contemplated in the Agreements (ii) the conversion privileges of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock specified in the Restated Articles and (iii) rights to acquire the Reserved Shares, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company.

        2.5. AUTHORIZATION. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares and the Warrants (and the Common Stock issuable upon conversion of the Shares or upon exercise of the Warrants) and the performance of the Company's obligations under the Agreements has been taken or will be taken prior to the Closing. The Agreements, when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, general equity principles, and limitations upon rights to indemnity. The Shares, when issued in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable. The Common Stock issuable upon conversion of the Shares and upon exercise of the Warrants has been duly and validly reserved and, when issued in compliance with the provisions of this Agreement or the

Warrants, as applicable, will be duly and validly issued, fully paid and nonassessable; provided, however, that the Shares (and the Common Stock issuable upon conversion of the Shares or upon the exercise of the Warrants) may be subject to restrictions on transfer under state and/or federal securities laws. Neither the Shares or the Warrants are subject to any preemptive rights, rights of first refusal or similar rights that have not been waived.

        2.6. CONTRACTS AND OTHER COMMITMENTS. The Company does not have any contract, agreement, lease, commitment, or proposed transaction, written or oral, absolute or contingent, other than contracts for the purchase of supplies and services that were entered into in the ordinary course of business and that do not involve more than $100,000. For the purpose of this paragraph, employment and consulting contracts, license agreements and any other agreements relating to the acquisition or disposition of the Company's technology shall not be considered to be contracts entered into in the ordinary course of business.

        2.7. COMPLIANCE WITH OTHER INSTRUMENTS, ETC. The Company is not, and will not by virtue of entering into and performing the Agreements and the transactions contemplated thereunder be, in violation of any term of the Restated Articles or Bylaws or any term or provision of any material mortgage, indenture, contract, agreement, instrument, judgment or decree to which it is a party or by which it is bound, and is not, and will not by virtue of entering into and performing the Agreements and the transactions contemplated thereunder be, in violation of any order addressed specifically to the Company nor, to the best of the Company's knowledge, any material order, statute, rule or regulation applicable to the Company, other than any of the foregoing such violations that do not, either individually or in the aggregate, have a material adverse effect on the Company's business as presently conducted or planned to be conducted (a "MATERIAL ADVERSE EFFECT").

        2.8. RELATED-PARTY TRANSACTIONS. No employee, officer or director of the Company, or any person that, within 12 months of the date of this Agreement has been an employee, officer or director of the Company, or any member of the immediate family of any of the foregoing, is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except shares owned by such persons constituting less than 2% of the voting securities of a publicly traded company that competes with the Company. To the best of the Company's knowledge, no officer or director or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company.

        2.9. LITIGATION, ETC. There are no actions, suits, proceedings or investigations pending against the Company or any of its officers or directors before any court or governmental agency (nor, to the best of the Company's knowledge, is there any threat thereof).

        2.10. REGISTRATION RIGHTS. Except as set forth in the Fourth Amendment to the Investors' Rights Agreement, the Company is not under any obligation to register (as defined in the Fourth Amendment to the Investors' Rights Agreement) any of its presently outstanding securities or any of its securities that may hereafter be issued.

        2.11. PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default or violation in any material respect under any of such franchises, permits, licenses, or other similar authority, and the execution and delivery of the Agreements will not result in any such default or violation, with or without the passage of time or giving of notice or both.

        2.12. GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreements, or the offer, sale or issuance of the Shares or the Warrants (and the Common Stock issuable upon conversion of the Shares or upon the exercise of the Warrants) or the consummation of any other transaction contemplated thereby, except the qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares or Warrants (and the Common Stock issuable upon conversion of the Shares or upon the exercise of the Warrants) under the California Corporate Securities Law, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly upon completion of the Closing.

        2.13. RETURNS AND COMPLAINTS. The Company has received no customer or user complaints concerning alleged defects in its products or proposed products (or the design thereof) that, if true, would materially adversely affect the operations or financial condition of the Company.

        2.14. DISCLOSURE. The Company has provided the Purchasers with all the information reasonably available to it without undue expense that the Purchasers have requested for deciding whether to purchase the Shares and the Warrants and all information that the Company believes is reasonably necessary to enable the Purchasers to make such decision. To the best of the Company's knowledge after reasonable investigation, neither this Agreement nor any other written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

        2.15. OFFERING. Subject to the accuracy of the representations set forth in Section 3 hereof, the offer, sale and issuance of the Shares and the Warrants pursuant to this Agreement and the issuance of the Common Stock to be issued upon conversion of the Shares and the shares of Common Stock to be issued upon the exercise of the Warrants constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933 as amended (the "SECURITIES ACT") and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

        2.16. FINANCIAL STATEMENTS. The Company has delivered to the Purchasers its audited balance sheet and statement of earnings dated as of December 31, 1995 and its unaudited balance sheet dated as of April 30, 1996 (the "BALANCE SHEET DATE") and related unaudited statements of earnings for the four month period then ended (the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and are complete and correct in all material respects and accurately describe the financial condition of the Company as of the Balance Sheet Date and results of operations and cash flows for such period; provided, however, that the Financial Statements are subject to normal year-end audit adjustments and do not contain footnotes. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

        2.17. BUSINESS FORECAST. A copy of the Company's April 16, 1996 Business Forecast (the "BUSINESS FORECAST") has previously been delivered to the Purchasers. The Business Forecast was prepared in good faith by the Company and does not, to the best of the Company's knowledge after reasonable investigation, contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements therein not misleading, except that with respect to projections and expressions of opinion or predictions contained in the Business Forecast, the Company represents only that such projections and expressions of opinion and predictions were made in good faith and that the Company believes there is a reasonable basis therefor.

        2.18. LIABILITIES. The Company has no indebtedness for borrowed money that the Company has directly or indirectly created, incurred, assumed, or guaranteed, or with respect to which the Company has otherwise become directly or indirectly liable, other than as reflected in the Financial Statements. The Company has no material liability or obligation, absolute or contingent, other than as reflected in the Financial Statements.

        2.19.   CHANGES. Since the Balance Sheet Date, there has not been:

                (a) any change in the assets, liabilities, financial condition, or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

                (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

                (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

                (e) to the best of the Company's knowledge, any material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

                (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

                (g) any sale, assignment, or transfer of any patents, trademarks, copyrights, trade secrets, or other intangible assets;

                (h) any resignation or termination of employment of any key officer of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

                (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

                (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers, or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                (l) to the best of the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted); or

                (m) any agreement or commitment by the Company to do any of the things described in this paragraph 2.19.

        2.20. TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets shown in the Balance Sheet, and has good title to all of its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances that do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company and which have not arisen otherwise than in the ordinary course of business.

        2.21. PATENTS AND TRADEMARKS. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes (collectively "Proprietary Information"), or believes it has the ability to acquire valid licenses to such Proprietary Information on reasonable terms, as necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. The Schedule of Exceptions contains a complete list of patents and pending patent applications of the Company. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company is not aware of any impropriety with regard to the granting of any licenses of Proprietary Information to or from the Company. The Company has not received any written communications alleging that the Company has violated or infringed or that the Company would, by conducting its business as proposed, violate or infringe any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Except pursuant to the terms of the Employee Nondisclosure Agreements entered into between the Company and its employees and/or consultants in the form substantially as attached hereto as Exhibit G (the "PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT"), there are no agreements, understandings, instruments, or contracts to which the Company is a party or by which it is bound that involve the license of any patent, copyright, trade secret or other similar proprietary right to or from the Company. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

        2.22. DISTRIBUTION AND MARKETING RIGHTS. The Company has not granted rights to develop, produce, distribute, license, market, or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, produce, distribute, license, market or sell its products.

        2.23. TAX RETURNS. The Company has accurately prepared and timely filed all federal, state and other tax returns which are required to be filed and has timely paid all taxes covered by such returns which have become due and payable. The Company has not been advised that any of its returns, federal, state or other, have been or are being audited as of the date hereof. The Company is not delinquent in taxes or assessments and has no tax deficiency proposed or assessed and no waiver of the statute of limitations and assessment or collections.

        2.24. EMPLOYEES. None of the Company's employees belongs to any union or collective bargaining unit. To the best of its knowledge, the Company has complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. To the best of the Company's knowledge, no employee of the Company is or will be in violation of any judgment, decree, or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with the Company, or any other party because of the nature of the business conducted or to be conducted by the Company or to the use by the employee of his best efforts with respect to such business. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement, other than with respect to the Option Plan and options granted thereunder. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

        2.25. PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. Each employee and officer of and consultant to the Company has executed a Proprietary Information and Inventions Agreement.

        2.26. NO DEFAULTS. The Company has, in all material respects, performed all material obligations required to be performed by it to date and is not in default under any of the contracts, loans, notes, mortgages, indentures, licenses, security agreements, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound, except for such defaults which in the aggregate would not have a Material Adverse Effect, and no event or condition has occurred which, with the lapse of time or the giving of notice, or both, would constitute such a default.

        2.27. INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has in full force and effect products liability and errors and omissions insurance in amounts customary for companies similarly situated.

        2.28. BROKERS OR FINDERS. The Company has not incurred, and will not incur, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreements.

        2.29. ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

        2.30. MINUTE BOOKS. The copy of the minute books of the Company provided to the Purchaser's counsel contain minutes of all meetings of directors and shareholders and all actions by written consent without a meeting by the directors and shareholders since the date of incorporation and reflect all actions by the directors (and any committee of directors) and shareholders with respect to all transactions referred to in such minutes accurately in all material respects.

        2.31. REAL PROPERTY HOLDING CORPORATION. The Company is not a real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

        2.32. NO DIVIDENDS. The Company has never made any declaration, setting aside for payment or other distribution in respect of any of the Company's capital stock or any direct or indirect redemption, repurchase or other acquisition of any of such stock.

                          3. INVESTMENT REPRESENTATIONS

        Each Purchaser hereby represents and warrants to the Company as follows:

        3.1. ACCREDITED INVESTOR. Each Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

        3.2. EXPERIENCE. Such Purchaser has, from time to time, evaluated investments in start-up companies and has, either individually or through the personal experience of one or more of its current officers or partners, experience in evaluating and investing in start-up companies. Such Purchaser was not formed for the purpose of investing in the Company hereunder.

        3.3. INVESTMENT. Such Purchaser is acquiring the Shares and the Warrants (and any Common Stock issuable upon conversion of the Shares or upon the exercise of the Warrants) for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Shares and the Warrants (and any Common Stock issuable upon conversion of the Shares or upon the exercise of the Warrants) to be purchased have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

        3.4. RULE 144. Such Purchaser acknowledges that the Shares, the Common Stock into which such shares are convertible and the Common Stock issuable upon the exercise of the Warrants must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations. Such Purchaser is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plan to satisfy these conditions in the foreseeable future.

        3.5. NO PUBLIC MARKET. Such Purchaser understands that no public market now exists for any of the securities of the Company and that it is unlikely that a public market will ever exist for the Shares or the Warrants (and any Common Stock issuable upon the conversion of the Shares or upon the exercise of the Warrants).

                     4. CONDITIONS TO CLOSING OF PURCHASERS

        The Purchasers' obligation to purchase Shares and Warrants at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions:

        4.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

        4.2. COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

        4.3. NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the Company's financial condition, affairs or prospects between the date of this Agreement and the Closing Date.

        4.4. SECURITIES LAWS. Subject to the completion of any post-closing securities law filings, the Company shall have obtained all necessary permits and qualifications, or secured exemptions therefrom, required under the Securities Act or by any state for the offer and sale of the Shares and Warrants and the Common Stock issuable upon the conversion of the Shares or upon the exercise of the Warrants.

        4.5. COMPLIANCE CERTIFICATE. The Company shall have delivered on the Closing Date a certificate signed by an officer of the Company certifying that the conditions specified in Sections 4.1, 4.2 and 4.3 have been fulfilled.

        4.6. OPINION OF COUNSEL. The Purchasers shall have received from Jeffer, Mangels, Butler and Marmaro, counsel for the Company, an opinion in substantially the form attached hereto as Exhibit H.

        4.7. AMENDMENT TO INVESTORS' RIGHTS AGREEMENT. The Company shall have executed and delivered the Fourth Amendment to Investors' Rights Agreement in the form attached as Exhibit E hereto.

        4.8. AMENDMENT TO THE CO-SALE AGREEMENT. The Company shall have executed and delivered the Second Amendment to Co-Sale Agreement in the form attached as Exhibit F hereto.

        4.9. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers' counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

                       5. CONDITIONS TO CLOSING OF COMPANY

        5.1. The Company's obligation to issue and sell Shares and Warrants at the Closing is subject to the fulfillment of the following conditions:

        5.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

        5.3. COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by Purchasers on or prior to the Closing shall have been performed or complied with in all respects.

        5.4. SECURITIES LAWS. The Company shall have obtained all necessary permits and qualifications, or secured exemptions therefrom, required under the Securities Act or by any state for the offer and sale of the Shares and Warrants (and any Common Stock issuable upon the conversion of the Shares or upon the exercise of the Warrants).

                     6. AFFIRMATIVE COVENANTS OF THE COMPANY

        6.1. PROPRIETARY INFORMATION AGREEMENT. Each person employed by the Company in a technical or management position either as an employee or a consultant, shall, as a condition to the commencement and continuation of their employment with the Company, execute a Proprietary Information and Inventions Agreement.

                                7. MISCELLANEOUS

        7.1. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California by California residents.

        7.2. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

        7.3. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of Purchasers to purchase the Shares shall not be assignable without the consent of the Company.

        7.4. ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        7.5. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Purchasers, one to each Purchaser at the address set forth on the Schedule of Purchasers, or at such other address as shall have been furnished to the Company in writing by the Purchasers or (b) if to the Company, to the address set forth above and addressed to the attention of the President, or at such other address or addresses as the Company shall have furnished in writing to the Purchasers. All notices and other communications mailed pursuant to the provisions of this Section 7.5 shall be deemed delivered when mailed or sent by facsimile or delivered by hand or messenger.

        7.6. EXPENSES. Each party to this Agreement shall bear its own expenses and legal fees incurred by it with respect to this Agreement and all related transactions and agreements; provided, however, that upon the Closing, the Company will pay the reasonable fees and expenses of counsel to the Purchasers incurred in connection with the financing described herein not to exceed $12,000.

        7.7. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

        7.8. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

        7.9. SEPARABILITY. Any invalidity, illegality, or limitation of the enforceability with respect to any Purchaser of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such Purchaser's domicile or otherwise, shall in no way affect or impair the validity, legality, or enforceability of this Agreement with respect to other Purchasers. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

        7.10. CALIFORNIA CORPORATE SECURITIES LAW. The sale of the securities which are the subject of this Agreement has not been qualified with the Commissioner of corporations of the state of California, and the issuance of such securities or the payment or receipt of any part of the consideration therefor prior to such qualification, if required by law, is unlawful. The rights of all parties to this agreement are expressly conditioned upon such qualification being obtained, if required by law.

        7.11. APPROVAL OF AMENDMENTS AND WAIVERS. Any term of this agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of a majority of the outstanding Shares purchased and sold hereunder (including the Common Stock issued upon conversion of the Shares), excluding from the determination of such a majority (both in determining the total number of such shares outstanding and the number of such shares consenting or not consenting) all shares previously disposed of by the Purchasers or their transferees pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144 thereunder. Any amendment, termination or waiver effected in accordance with this section shall be binding upon each holder of any securities issued pursuant to this Agreement (including securities into which such securities have been converted or exchanged), each future holder of any or all such securities and the Company.

        The foregoing Agreement is hereby executed as of the date first above written.

THE COMPANY:


CONTINUUS SOFTWARE CORPORATION


By:     /s/ John Wark
   ---------------------------------------------

Title:  President and Chief Executive Officer
      ------------------------------------------

THE PURCHASERS:

NORWEST EQUITY PARTNERS, V,
A MINNESOTA LIMITED PARTNERSHIP
By:     Itasca Partners II
        General Partner


By:     /s/ Kevin G. Hall
   ---------------------------------------------
        Kevin G. Hall, Partner


ACCEL  IV L.P.
By:  Accel IV Associates L.P.
     Its General Partner


By:      /s/ G. Carter Sednaoui
   ----------------------------------------------
     General Partner


ACCEL KEIRETSU L.P.
By:  Accel Partners & Co., Inc.
     Its General Partners


By:      /s/ G. Carter Sednaoui
   ----------------------------------------------

Its:
    ---------------------------------------------



                  [Signature Page to Stock Purchase Agreement]

ACCEL INVESTORS `95 L.P.


By:      /s/ G. Carter Sednaoui
   ----------------------------------------------
     General Partner


ELLMORE C. PATTERSON PARTNERS


By:     /s/ Arthur C. Patterson
   ----------------------------------------------
     General Partner


ADVANCED TECHNOLOGY VENTURES III


By:     /s/ Jos C. Henkens
   ----------------------------------------------
        Jos C. Henkens, General Partner



/s/ P. Andrews McLane
------------------------------------------------
P. ANDREWS MCLANE


BRENTWOOD ASSOCIATES VI, L.P.
By:     BRENTWOOD VI VENTURES L.P.
        its General Partner


By:     /s/ G. Bradford Jones
   ----------------------------------------------
        G. Bradford Jones, General Partner


COMDISCO, INC.


By:/s/ Jill C. Hanses
   ----------------------------------------------
        Jill Hanses, Assistant Vice President



                  [Signature Page to Stock Purchase Agreement]

        /s/ Kevin J. McQuillan
-------------------------------------------------
KEVIN J. MCQUILLAN


THE COX LIVING TRUST DATED MAY 26, 1988


By:     /s/ Fred B. Cox
   ----------------------------------------------
        Fred Cox, Co-Trustee



By:/s/ Harriet Frost Cox
   ----------------------------------------------
        Harriet Frost Cox, Co-Trustee


THE ZECHTER FAMILY TRUST
 DATED MARCH 6, 1996


By:/s/ Sol Zechter
   ----------------------------------------------
        Sol Zechter, Trustee




                  [Signature Page to Stock Purchase Agreement]